INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 13 — INCOME TAXES

The Company had, subject to limitation, $32.5 million of net operating loss carryforwards at December 31, 2015, which will expire at various dates beginning in 2016 through 2026. In addition, the Company has research and development tax credits of approximately $456,000 at December 31, 2015 available to offset future taxable income, which will expire from 2028 through 2036. We have provided a 100% valuation allowance for the deferred tax benefits resulting from the net operating loss carryover and our tax credits due to our lack of earnings history. In addressing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences are deductible. The valuation allowance increased by $2.0 and $2.4 million for the year ended December 31, 2015 and 2014, respectively. Significant components of deferred tax assets and liabilities are as follows (in thousands):

	2015	2014
Deferred tax assets:
Net operating loss carryover	$11,066	$9,466
Stock-based compensation	3,768	3,372
Other	(60)	—
Tax credits	456	443
Total deferred tax assets	15,230	13,281
Less: valuation allowance	(15,230)	(13,281)
Net deferred tax assets	$—	$—

The actual tax benefit differs from the expected tax benefit for the years ended December 31, 2015 and 2014 (computed by applying the U.S. Federal Corporate tax rate of 34% to income before taxes) are as follows:

	2015	2014
Statutory federal income tax rate	-34.0%	-34.0%
Non-deductible items	0.1%	0.0%
Adjustment for R&D Credit	-0.2%	0.2%
Valuation allowance	34.1%	33.8%
Effective income tax rate	—%	—%

The Company’s tax returns for the previous three years remain open for audit by the respective tax jurisdictions.